Exhibit 99.1

These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning Tesoro Petroleum Corporation.

Lehman Brothers 18th Annual CEO Energy / Power Conference September 9, 2004 Bruce A. Smith Chairman, President and Chief Executive Officer

Tesoro Refining & Marketing System Corporate Offices Denver Office Auburn Office Long Beach Office 1

Conoco Phillips Core Market Refining Capacity NOTE: Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN as reported by EIA as of January 1, 2004 for companies other than Tesoro. THOUSANDS OF BARRELS PER DAY Valero Tesoro BP Exxon Mobil Chevron Texaco Shell Koch 558 602 414 258 498 472 465 207 Alaska 2001 Utah & North Dakota 1998 Hawaii & Washington 2002 California 2

Tesoro Refinery System Yields Total Total Production (mbpd) 1999 4Q02 2000 Gasoline and Blendstocks Heavy Oils & Other Jet Diesel 4Q02 YTD June 2004 47% 21% 12% 20% 537 450 507 298 2001 2002 2003 37% 25% 20% 18% 45% 21% 15% 19% 47% 21% 12% 20% 3

Strategy Create a geographically-focused, value-added refining and marketing business that has: Economies of scale A low cost structure Superior management information systems Outstanding employees focused on business excellence 4

$2 $4 $6 $8 $10 $12 $14 $16 $18 $20 94-98 95-99 96-00 97-01 98-02 99-03 2004 YTD Dollars Per Barrel * as of July 30, 2004 * Source: Platts, OPIS Group III 3:2:1 PNW 5:3:1:1 SF 3:2:1 USGC 3:2:1 Tesoro Core Market Cracks vs. Gulf Coast Rolling 5-Year Average 5

Industry Fundamentals 6

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 1982-1986 Gulf Coast 3:2:1 Crack Source: Platts / OPIS Phase I Characteristics and Causes Gasoline demand growth End of price controls 301 refineries operating at 70% utilization No environmental initiatives Commodity leaded gasoline Imports unrestricted PHASE I Dollars per Barrel Refining Margins Have Exhibited 4 Major Phases Since Decontrol 7

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Source: Platts / OPIS Phase II Characteristics and Causes Gasoline demand growth 82 refineries had shutdown Utilization at 83% Leaded gasoline phase out Two major grades - leaded & unleaded Unleaded not produced overseas PHASE II PHASE I Gulf Coast 3:2:1 Crack Dollars per Barrel 1982-1986 1987-1990 Refining Margins Have Exhibited 4 Major Phases Since Decontrol 8

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 PHASE II PHASE I PHASE III Source: Platts / OPIS Gulf Coast 3:2:1 Crack Dollars per Barrel 1982-1986 1987-1990 1991-1999 Refining Margins Have Exhibited 4 Major Phases Since Decontrol Phase III Characteristics and Causes Gasoline demand growth 13 refineries had shutdown Utilization at 87% Major environmental initiatives on RFG-oxygenates/conversion additions Commodity unleaded gasoline Overseas unleaded production 9

$0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Source: Platts / OPIS PHASE II PHASE I PHASE III PHASE IV 2002 Anomaly Gulf Coast 3:2:1 Crack Dollars per Barrel 1982-1986 1987-1990 1991-1999 2000-2004 Refining Margins Have Exhibited 4 Major Phases Since Decontrol Full utilization - 92% Regional clean air rules Limited capacity additions Five major types of gasoline Limited foreign capacity Phase IV Characteristics and Causes Gasoline demand growth 49 refineries had shutdown Industry consolidation created meaningful shift in refinery ownership 10

The 2002 Margin Decline Was an Anomaly Because: 9-11 and a record warm winter produced simultaneous declines in demand for jet fuel and distillate fuel 2000 2001 2002 2003 YTD June 2004 Jet 0.03 -0.04 -0.021 -0.027 0.035 Distillate 0.042 0.033 -0.019 0.04 0.027 Annual Total U.S. Demand Change Source: EIA 11

2000 2001 2002 2003 YTD June 2004 Yield 0.543 0.549 0.567 0.553 0.557 Total U.S. Gasoline Yield % Crude The 2002 Anomaly Caused the Industry to Respond Dramatic shift into gasoline yield Source: EIA + 1.8% = 272 MBPD 12

PHASE I PHASE II PHASE III PHASE IV YTD June 2004 Growth 0.02 0.0139 0.014 0.013 0.023 U.S. Gasoline Demand Annual % Growth U.S. Gasoline Demand Growth Has Occurred in All Phases Source: EIA 13

PHASE I PHASE II PHASE III PHASE IV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 ? Oxygenates - - 21 (6) (12) Imports 38 32 6 60 ? Source: EIA / Tesoro Annual Change In MBPD Growth in U.S. Gasoline Demand Supplied by: 14-17

Future Investments Are Targeted for Sulfur Removal, Not Conversion Increases 1994-2003 2004-2007 Conversion 96 55 Hydrotreating 165 491 Annual Capacity Increases MBPD Source: Oil & Gas Journal 18

PHASE I PHASE II PHASE III PHASE IV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 Oxygenates - - 21 (6) (12) Imports 38 32 6 60 ? Source: EIA / Tesoro Annual Change In MBPD Growth in U.S. Gasoline Demand Supplied by: 50? 19

Worldwide Refinery Capacity Is Effectively Full 1995 2003 U.S. 15369 1665 898.41 909.2 Europe 16920 62 807.3 796.86 Asia 16108 4366 879.11 854.28 Europe 16920 62 807.3 796.86 Asia 16108 4366 879.11 854.28 CIS 512104 420295 + intermediates = 90% Million Barrels per Day Source: Purvin & Gertz 20

PHASE I PHASE II PHASE III PHASE IV FUTURE (3-4 Years) Demand Growth 133 98 103 108 110 Refinery Closures (180) (108) (73) (12) (50) Utilization Rate 275 141 40 - - Capacity Additions - 33 109 66 50? Oxygenates - - 21 (6) (12) Imports 38 32 6 60 Source: EIA / Tesoro Annual Change In MBPD Growth in U.S. Gasoline Demand Supplied by: Capacity Additions + Imports 38 65 115 126 172 122? 21

The West Coast Has Outpaced the Rest of the Nation in Gasoline Demand Increases 2000 2001 2002 2003 YTD June 2004 Average Total U.S. 0.5 1.6 2.8 1 2 1.6 West Coast 2.8 1.3 4.9 0.8 5.7 3.1 Source: EIA Annual Growth % 22

West Coast Refiners Have Produced Record Amounts of Gasoline to Meet Demand 2000 2001 2002 2003 YTD June 2004 California 1050 1053 1088 1089 1088 Other 308 307 374 353 414 Source: EIA / CEC PADD V Gasoline Production MBPD 23

West Coast Gasoline Imports Have Shifted to Europe Since MTBE Phaseout 2000 2001 2002 2003 YTD May 2004 Europe 0 4 6 2 15 S. America 2 1 0 0 2 Canada 1 1 7 17 21 Middle East 0 1 2 12 6 Asia 7 12 8 21 10 Source: EIA MBPD 24

PADD V Gasoline Imports Have Not Increased Despite Higher Price Differences 2000 2001 2002 2003 YTD May 2004 Imports 9 18 22 55 54 LA vs Europe 19.28 19.648 10.362 17.846 24.387 Source: EIA / Platts / OPIS MBPD ¢ / Gallon ¢ ¢ ¢ ¢ ¢ ¢ ¢ ¢ ¢ 25

Industry Fundamentals Summary Industry fundamentals are strong Gasoline demand growth is fairly inelastic and should average about 1.5% per year Gasoline demand growth must be met by record imports Differing gasoline specifications hinder expansions and imports Imports must come from areas that are already at high utilization rates West Coast gasoline demand growth and margins should remain above those in the rest of the country 26

Tesoro Valuation 27

Significant Financial Improvement POST- GOLDEN EAGLE 2002 2004 Total Debt ($ in Billions) $2.1 $1.3(2) Total Debt : Total Cap 69% 51%(2) Total Historical Debt(1) : Mid-Cycle EBITDA(3) 3.8x 2.3x(2) Interest Coverage(3) 3.5x 5.1x (1) Represents historical financial information as of 6/30/02 and 6/30/04. (2) Total Debt includes the voluntary $297.5 million prepayment of our 9% Senior Subordinated debt on 7/1/04. (3) Mid-Cycle EBITDA and Cash Interest included in these ratios are based on "Assumed Mid-Cycle Calculations" presented on next slide. Does not reflect actual historical performance. Historical(1) Assumed 28

Significant Financial Improvement ASSUMED MID-CYCLE CALCULATIONS* ASSUMED MID-CYCLE CALCULATIONS* ASSUMED MID-CYCLE CALCULATIONS* PRE- GOLDEN EAGLE 2001 POST- GOLDEN EAGLE 2002 2004 Refinery Count 5 6 6 EBITDA $ 325 $ 550 $ 575 Cash Interest $ 80 $ 155 $ 113 Cash Taxes (50% Deferred) $ 35 $ 45 $ 60 CAPEX (including Turnarounds) $ 135 $ 175 $ 225 Required Debt Repayments $ 35 $ 55 $ 2 Free Cash Flow $ 40 $ 120 $ 175 * Based on Company projections for throughput volumes and industry margins using historical "5-year industry averages" by comparing gasoline, diesel and jet fuel prices to crude oil prices in our market areas. Does not reflect actual historical performance. Dollars in Millions 29

TESORO SUNOCO PREMCOR VALERO 0.22 0.42 0.51 0.74 West 30.6 34.6 31.6 38.6 North 45.9 45 43.9 46.9 Present Value of Future Clean-Fuels CAPEX Dollars Per Barrel of Capacity Source: Company data, Friedman, Billings, Ramsey Research estimates as of 8/1/04 30

Tesoro Undervalued TESORO PREMCOR SUNOCO VALERO EBITDA for the Six Months Ending 6/30/04 ($ in millions) $ 597.1(a) 434.9(b) 778.0(b) 1,787.3(b) Cash as of 6/30/04 ($ in millions) $ 423.3 581.6 535.0 355.0 Total Debt as of 6/30/04 ($ in billions) $ 1.3(c) 1.8 1.6 4.6 Total Debt / EBITDA 2.2x(c) 4.1x 2.1x 2.6x Total Debt (Net of Cash) / EBITDA 2.0x(e) 2.8x 1.4x 2.4x Enterprise Value(d) ($ in billions) $ 2.9 4.8 6.3 13.7 Enterprise Value(d) / EBITDA 4.9x 11.0x 8.1x 7.7x (a) Tesoro's EBITDA is computed as follows (in millions): Net Earnings $263.5 + Income Tax Provision $175.7 + Interest and Financing $83.1 + Depreciation and Amortization $74.8. (b) We determined our peers' EBITDA based on the 6/30/04 Reports on Form 10-Q, which is computed in the same manner as described in note (a) above. (c) Represents total debt for Tesoro as of 7/1/04 and therefore reflects the voluntary prepayment of $297.5 million of 9% Senior Subordinated debt made on 7/1/04. Enterprise Value represents an estimate of a company's total fair value calculated as total market capitalization, based on the closing share price as of August 31, 2004 and average total diluted shares outstanding for the three months ending June 30, 2004, plus total outstanding debt as of June 30, 2004. Total enterprise value may not be comparable to similarly titled measures used by other entities. Our total debt net of cash at June 30, 2004 was $1,188.2 million. Source: Company reports on Form 10-Q SEC filings 31

Tesoro Undervalued TESORO PREMCOR SUNOCO VALERO EBITDA for the Six Months Ending 6/30/04 ($ in millions) $ 597.1(a) 434.9(b) 778.0(b) 1,787.3(b) Cash as of 6/30/04 ($ in millions) $ 423.3 581.6 535.0 355.0 Total Debt as of 6/30/04 ($ in billions) $ 1.3(c) 1.8 1.6 4.6 Total Debt / EBITDA 2.2x(c) 4.1x 2.1x 2.6x Total Debt (Net of Cash) / EBITDA 2.0x(e) 2.8x 1.4x 2.4x Enterprise Value(d) ($ in billions) $ 2.9 4.8 6.3 13.7 Enterprise Value(d) / EBITDA 4.9x 11.0x 8.1x 7.7x (a) Tesoro's EBITDA is computed as follows (in millions): Net Earnings $263.5 + Income Tax Provision $175.7 + Interest and Financing $83.1 + Depreciation and Amortization $74.8. (b) We determined our peers' EBITDA based on the 6/30/04 Reports on Form 10-Q, which is computed in the same manner as described in note (a) above. (c) Represents total debt for Tesoro as of 7/1/04 and therefore reflects the voluntary prepayment of $297.5 million of 9% Senior Subordinated debt made on 7/1/04. Enterprise Value represents an estimate of a company's total fair value calculated as total market capitalization, based on the closing share price as of August 31, 2004 and average total diluted shares outstanding for the three months ending June 30, 2004, plus total outstanding debt as of June 30, 2004. Total enterprise value may not be comparable to similarly titled measures used by other entities. Our total debt net of cash at June 30, 2004 was $1,188.2 million. Source: Company reports on Form 10-Q SEC filings 11.0x 8.1x 7.7x Tesoro's Implied Stock Price $ 76.59 51.35 47.87 $ 597.1(1) 32

Summary Industry fundamentals are improving PADD V gasoline demand growth and industry margins are above national average Balance sheet in line with peers Repaid approximately $800 million of debt since May 2002 Lowest per barrel clean fuel spending Undervalued Strong free cash generation Highest operating leverage to best margin environment Operational excellence 33

Forward-Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. 34